LIMITED POWER OF ATTORNEY FOR
      SECTION 16 REPORTING OBLIGATIONS
      Know all by these presents, that the undersigned
hereby makes, constitutes and appoints each of Stephanie Banks, MariLyn R. Blair, Deloris R. Duquette,and Steven M. Helmbrecht,
each acting individually, as the undersigned?s true and lawful attorney-in-fact, with full power and authority as hereinafter described on behalf of and in the name, place and stead of the undersigned to:
      (1) prepare, execute, acknowledge, deliver and file
Forms 3, 4, and 5 (including any amendments thereto) with
respect to the securities of Itron, Inc., a Washington
corporation (the Company), with the U. S. Securities and
Exchange Commission, any national securities exchanges
and the Company, as considered necessary or advisable under
Section 16(a) of the Securities Exchange Act of 1934 and
the rules and regulations promulgated thereunder, as amended from time to time (the Exchange Act);
      (2) seek or obtain, as the undersigned's representative
and on the undersigned's behalf, information on transactions in the Company's securities from any third party, including
brokers, employee benefit plan administrators and trustees,
and the undersigned hereby authorizes any such person to
release any such information to any of the attorneys-in-fact and approves and ratifies any such release of information; and
      (3) perform any and all other acts which in the
discretion of such attorney-in-fact are necessary or
desirable for and on behalf of the undersigned in connection with the foregoing.
      The undersigned acknowledges that:
      (1) this Limited Power of Attorney authorizes, but does
not require, each such attorney-in-fact to act in his or her discretion on information provided to such attorney-in-fact without independent verification of such information;
      (2) any documents prepared and/or executed by any
such attorney-in-fact on behalf of the undersigned pursuant
to this Limited Power of Attorney
will be in such form and will contain such information and disclosure as such attorney-in-fact, in his or her discretion, deems necessary or desirable;
      (3) neither the Company nor any of such attorneys-in-fact assumes (i) any liability for the undersigned's responsibility to comply with the requirements of the Exchange Act, (ii) any liability of the undersigned for any failure to comply with such requirements, or (iii) any obligation or liability of
the undersigned for profit disgorgement under Section 16(b)
of the Exchange Act;
      (4) although the Company will use commercially
reasonable best efforts to timely and accurately file
Section 16 reporting forms on behalf of the undersigned
within the required reporting deadlines, the Company does
not represent or warrant that it will be able to do so at
all times due to various factors, including but not
limited to the shorter reporting deadlines mandated by the Sarbanes-Oxley Act of 2002, possible time zone differences, and the Company's need to rely on others, including brokers; and
      (5) this Limited Power of Attorney does not relieve
the undersigned from responsibility for compliance with the undersigned's obligations under the Exchange Act, including without limitation the reporting requirements under
Section 16 of the Exchange Act.
      The undersigned hereby gives and grants each of the
foregoing attorneys-in-fact full power and authority to do
and perform all and every act and thing whatsoever requisite, necessary or appropriate to be done in and about the foregoing matters as fully to all intents and purposes as the undersigned might or could do if present, hereby ratifying all that each such attorney-in-fact of, for and on behalf of the undersigned, shall lawfully do or cause to be done by virtue of this Limited Power of Attorney.
      This Limited Power of Attorney shall remain in full force
and effect until the undersigned is no longer required to file
Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to each such attorney-in-fact.
      IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of this 17th day of April, 2006.
		/s/ Charles H. Gaylord, Jr.
		Charles H. Gaylord, Jr.